EXHIBIT 99.1

LITHIA MOTORS ANNOUNCES FOURTH QUARTER AND
 FULL YEAR 2008 RESULTS

o	Full year net loss from continuing operations of $199 million, including $205 million after tax, non-cash impairment charges
o	$0.15 per share net income from continuing operations in 2008, excluding impairment charges and other items
o	Restructuring and divestiture plan progressing as expected, with $43 million of annualized cost reductions completed through Q4
o	The Company remains in compliance with all debt covenants

MEDFORD, OREGON, March 16, 2009 (5:00 a.m. PT) – Lithia Motors, Inc. (NYSE: LAD) today announced that net loss from continuing operations in the fourth quarter of 2008 was $419,000 or two cents per diluted share, compared to the prior year net loss from continuing operations of $409,000 or two cents per share, due to restatement of last year’s results following discontinued operations designations. The Company realized a benefit of $3.6 million, or eight cents per share after tax, from early retirement of convertible notes. After adjusting for this item as shown in the attached financial tables, net loss from continuing operations for the 2008 fourth quarter was $2.0 million, or ten cents per share.

Consolidated net loss was twenty-one cents per share after inclusion of nine cents per share operating loss and ten cents per share impairment on discontinued operations for the fourth quarter of 2008.

After adjusting for impairment charges and certain other items disclosed in the attached financial tables, net income from continuing operations for the full year 2008 was $3.0 million or $0.15 per diluted share.

Same store sales for new and used vehicles declined 39.2% and 17.4% respectively, when compared to the same quarter last year. Parts and service same-store sales held relatively stable with a slight decline of 1.7% compared to the same quarter last year.

Sid DeBoer, Lithia’s Chairman and CEO, commented, “With continuing challenges in the marketplace, Lithia Motors is steadily executing its right sizing and cost cutting initiatives. We will continue to take necessary measures to keep our company strong, and to position our company for high performance once the economy does improve.

“Our fourth quarter operating results were essentially flat with the same quarter last year, even though national economic conditions had deteriorated significantly. This illustrates the significant headway our company has made in our restructuring actions and cost reductions.

“These restructuring actions are ongoing, and we have shown great progress on the plans outlined over the past five quarters. We have aggressively cut costs, raised capital, paid down debt, and right-sized our company beginning in the third quarter of 2007 when we first saw signs of the economy shifting.”

“The Company raised approximately $100 million dollars in 2008 from the sale of stores, financing of real estate, and the sale of development properties – excluding construction loan financing. Proceeds from these activities went toward reducing the line of credit from $184 million at the start of the year to approximately $86 million at the end of the fourth quarter. Additionally, the Company repurchased and retired half of their convertible notes in 2008 at a discount, which resulted in a pre-tax gain of approximately $5.2 million.”

“We have accelerated cost cutting measures to be proportional to the rapid and unexpected decline in the economy. Since these cost reduction efforts began, we have completed $43 million of annualized SG&A cost reductions in continuing operations. These cuts are more than double our initial $18 million target announced in June of 2008. All cost reductions have been designed to not impact customer service or sales volumes. Of these completed cost reductions, approximately $15 million are reflected in our 2008 results, as they occurred throughout the latter half of the year. We will pursue additional cost savings and endeavor to expand our market share in a declining market. We will report on the quarterly progress as it is achieved,” concluded Mr. DeBoer.

About Lithia
Lithia Motors, Inc. is a Fortune 700 Company, selling 27 brands of new and all brands of used vehicles at 93 stores, which are located in 39 markets within 13 states. Internet sales are centralized at www.Lithia.com. Lithia also sells used vehicles; arranges finance, warranty, and credit insurance contracts; and provides vehicle parts, maintenance, and repair services at all of its locations.

Additional Information
For additional information on Lithia Motors, contact the Investor Relations Department: (541) 776-6591 or log-on to: www.lithia.com – go to Investor Relations

Forward Looking Statements
This press release includes forward looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation, future economic conditions and others set forth from time to time in the company’s filings with the SEC. We make forward-looking statements about (i) the execution of our cost cutting measures and our restructuring plan, (ii) our ability to reduce our store count and effect a balanced import/export new vehicle sales mix, (iii) anticipated reduction in vehicle inventories, (iv) projected annualized interest expense reduction and (v) expected future profitability. Specific risks in this press release include execution of the restructuring plan and expense reductions, future interest rates and macroeconomic and market factors affecting the company’s sales levels and profitability.

The attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company's disclosure, provides a meaningful presentation of the Company's results from its core business operations excluding the impact of items not related to the Company's ongoing core business operations, and improves the period-to-period comparability of the Company's results from its core business operations.

LITHIA MOTORS, INC.
(In Thousands except per share data)
Unaudited	Three Months Ended			%
	December 31,		Increase	Increase
	2008	2007	(Decrease)	(Decrease)
New vehicle sales	$205,331	$335,329	$(129,998)	(38.8)%
Used vehicle sales	110,929	142,396	(31,467)	(22.1)
Finance and insurance	14,028	20,045	(6,017)	(30.0)
Service, body and parts	74,650	76,064	(1,414)	(1.9)
Fleet and other revenues	1,655	1,014	641	63.2
Total revenues	406,593	574,848	(168,255)	(29.3)

Cost of sales	328,741	479,063	(150,322)	(31.4)
Gross Profit	77,852	95,785	(17,933)	(18.7)
SG&A expense	69,112	82,173	(13,061)	(15.9)
Depreciation and amortization	4,279	4,639	(360)	(7.8)
Income from operations	4,461	8,973	(4,512)	(50.3)

Floorplan interest expense	(5,527)	(5,438)	89	1.6
Other interest expense	(4,047)	(4,265)	(218)	(5.1)
Other income, net	3,643	279	3,364	1,205.7
Loss from continuing operations	(1,470)	(451)	(1,019)	225.9
before income taxes

Income tax benefit	(1,051)	(42)	(1,009)	2,402.4
Income Tax Rate	71.5%	9.3%
Loss from continuing operations	(419)	(409)	(10)	2.4

Discontinued Operations:
Loss from operations,	(1,786)	(1,795)	9	NM
net of income tax
Loss on disposal activities,	(2,073)	(2,502)	429	NM
net of income tax
Net loss	$(4,278)	$(4,706)	428	NM

Diluted net loss per share:
Continuing Operations	(0.02)	(0.02)	0	0
Discontinued Operations:
Loss from operations,
net of income tax	(0.09)	(0.09)
Loss on disposal activities, net of income tax	(0.10)	(0.13)
Net loss per share	$(0.21)	$(0.24)	$0.03	(12.5)
Diluted shares outstanding	20,354	19,597	757	3.9%

NM – Not Meaningful

Lithia Motors, Inc.
(Continuing Operations)	Three Months Ended				%
Unaudited	December 31,		Increase		Increase
	2008	2007	(Decrease)		(Decrease)
Unit Sales:
New Vehicle	6,797	11,254	(4,457)		(39.6)%
Used - Retail Vehicle	6,119	6,515	(396)		(6.1)
Used - Wholesale	2,941	4,362	(1,421)		(32.6)
Total Units Sold	15,857	22,131	(6,274)		(28.3)

Average Selling Price:
New Vehicle	$30,209	$29,796	$ 413		1.4%
Used - Retail Vehicle	15,675	17,455	(1,780)		(10.2)
Used - Wholesale	5,105	6,575	(1,470)		(22.4)

Gross Margin/Profit Data
New Vehicle Retail	8.4%	7.6%	80	bps
Used Vehicle Retail	11.5%	12.5%	-100	bps
Used Vehicle Wholesale	(4.5)%	1.0%	-550	bps
Service, Body & Parts	47.9%	46.7%	120	bps
Finance & Insurance	100.0%	100.0%	0
Gross Profit Margin	19.1%	16.7%	240	bps
New Retail Gross Profit/Unit	$2,543	$2,251	$ 292
Used Retail Gross Profit/Unit	1,808	2,174	(366)
Used Wholesale Gross Profit/Unit	(228)	65	(293)
Finance & Insurance/Retail Unit	1,086	1,128	(42)

Revenue Mix:
New Vehicles	50.5%	58.3%
Used Retail Vehicles	23.6%	19.8%
Used Wholesale Vehicles	3.6%	5.0%
Finance and Insurance, Net	3.5%	3.5%
Service and Parts	18.4%	13.2%
Fleet and other	0.4%	0.2%

New Vehicle Unit Sales Brand
Mix:
Chrysler Brands	32.3%	32.8%
General Motors & Saturn	15.8%	17.8%
Toyota	17.1%	15.9%
Honda	8.5%	8.8%
Ford	4.8%	4.7%
BMW	5.3%	5.2%
Hyundai	3.4%	3.2%
Nissan	2.8%	4.2%
Volkswagen, Audi	4.0%	3.1%
Subaru	3.9%	2.3%
Other	2.1%	2.0%

LITHIA MOTORS, INC.
(Selected Same Store Data)
Unaudited	Three Months Ended
	December 31,
	2008	2007
Same Store Total Sales Geographic Mix:
Texas	26.3%	27.1%
Oregon	13.9%	15.4%
California	12.7%	12.8%
Alaska	9.6%	8.3%
Washington	9.1%	9.4%
Iowa	7.4%	6.8%
Montana	7.0%	7.1%
Idaho	6.6%	5.9%
Nevada	4.6%	4.4%
Colorado	1.7%	1.6%
Nebraska	1.1%	1.2%

Same Store Revenue:
New Vehicle Retail Sales	(39.2)%	(4.8)%
Used Vehicle Retail Sales	(17.4)%	(6.1)%
Used Wholesale Sales	(50.2)%	(7.0)%
Total Vehicle Sales (excluding	(34.7)%	(5.2)%
Fleet)
Finance & Insurance Sales	(32.0)%	(10.2)%
Service, Body and Parts Sales	(1.7)%	3.7%
Total Sales (excluding Fleet)	(30.3)%	(4.3)%
Total Gross Profit (excluding Fleet)	(19.9)%	(9.1)%

LITHIA MOTORS, INC.
(In Thousands except per share data)
Unaudited	Twelve Months Ended	%
December 31,	Increase	Increase
2008	2007	(Decrease)	(Decrease)
New vehicle sales	$1,172,807	$1,528,246	$(355,439)	(23.3)%
Used vehicle sales	574,373	686,728	(112,355)	(16.4)
Finance and insurance	78,970	99,727	(20,757)	(20.8)
Service, body and parts	306,743	304,302	2,441	0.8
Fleet and other revenues	4,911	5,279	(368)	(7.0)
Total revenues	2,137,804	2,624,282	(486,478)	(18.5)
Cost of sales	1,767,760	2,177,493	(409,733)	(18.8)
Gross Profit	370,044	446,789	(76,745)	(17.2)
Asset impairment charges	295,905	-	295,905	NM
SG&A expense	316,183	349,283	(33,100)	(9.5)
Depreciation and amortization	17,732	16,862	870	5.2
Income (loss) from operations	(259,776)	80,644	(340,420)	NM

Floorplan interest expense	(20,398)	(24,373)	(3,975)	(16.3)
Other interest expense	(17,350)	(15,985)	1,365	8.5
Other income, net	6,673	641	6,032	941.0
Income (loss) from continuing	(290,851)	40,927	(331,778)	NM
operations before income taxes

Income tax expense (benefit)	(91,703)	16,485	(108,188)	NM
Income Tax Rate	31.5%	40.3%
Income (loss) from continuing	(199,148)	24,442	(223,590)	NM
operations

Discontinued Operations:
Gain (loss) from operations,
net of income tax	(9,898)	1,826	(11,724)	NM
Loss on disposal activities,
net of income tax	(43,540)	(4,719)	(38,821)	822.7
Net income (loss)	$(252,586)	$21,549	$(274,135)	NM

Diluted net income (loss) per share:
Continuing Operations	$(9.95)	$1.19	$(11.14)	NM
Discontinued Operations:
Gain (loss) from operations,
net of income tax	(0.49)	0.08
Loss on disposal activities,
net of income tax	(2.18)	(0.21)
Net income (loss) per share	$(12.62)	$1.06	$(13.68)	NM
Diluted shares outstanding	20,017	(A)	22,082	(2,065)	(9.4)%

(A) Excludes shares issuable upon conversion of the convertible debt as well as common stock equivalents, as their effect on EPS would be antidilutive.

NM – Not Meaningful

Lithia Motors, Inc.
(Continuing Operations) Unaudited	Twelve Months Ended				%
	December 31,		Increase		Increase
	2008	2007	(Decrease)		(Decrease)
Unit Sales:
New Vehicle	40,206	52,512	(12,306)		(23.4)%
Used - Retail Vehicle	28,853	32,700	(3,847)		(11.8)
Used - Wholesale	16,631	20,264	(3,633)		(17.9)
Total Units Sold	85,690	105,476	(19,786)		(18.8)

Average Selling Price:
New Vehicle	$29,170	$29,103	$67		0.2%
Used - Retail Vehicle	$16,522	$16,896	$(374)		(2.2)
Used - Wholesale	$5,872	$6,625	$(753)		(11.4)

Gross Margin/Profit Data
New Vehicle Retail	7.8%	7.8%	0
Used Vehicle Retail	11.3%	14.1%	-280	bps
Used Vehicle Wholesale	(3.1)%	2.3%	-540	bps
Service, Body & Parts	47.9%	47.7%	20	bps
Finance & Insurance	100.0%	100.0%	0
Gross Profit Margin	17.3%	17.0%	30	bps
New Retail Gross Profit/Unit	$2,283	$2,280	$3
Used Retail Gross Profit/Unit	1,871	2,376	(505)
Used Wholesale Gross Profit/Unit	(184)	156	(340)
Finance & Insurance/Retail Unit	1,144	1,170	(26)

Revenue Mix:
New Vehicles	54.9%	58.2%
Used Retail Vehicles	22.3%	21.1%
Used Wholesale Vehicles	4.6%	5.1%
Finance and Insurance, Net	3.7%	3.8%
Service and Parts	14.3%	11.6%
Fleet and other	0.2%	0.2%

New Vehicle Unit Sales Brand Mix:
Chrysler Brands	30.5%	34.4%
General Motors & Saturn	18.6%	17.2%
Toyota	17.0%	15.8%
Honda	9.2%	8.1%
Ford	4.3%	5.4%
BMW	4.7%	4.6%
Hyundai	3.3%	3.4%
Nissan	3.9%	4.3%
Volkswagen, Audi	3.3%	2.6%
Subaru	2.7%	2.0%
Other	2.5%	2.2%

LITHIA MOTORS, INC.
(Selected Same Store Data)
Unaudited	Twelve Months Ended
	December 31,
	2008	2007
Same Store Total Sales Geographic Mix:
Texas	28.2%	25.6%
Oregon	14.3%	16.3%
California	12.7%	13.9%
Alaska	9.0%	8.0%
Washington	8.7%	8.8%
Iowa	7.2%	6.2%
Montana	6.7%	7.1%
Idaho	5.8%	6.2%
Nevada	4.5%	4.8%
Colorado	1.7%	1.7%
Nebraska	1.2%	1.4%

Same Store Revenue:
New Vehicle Retail Sales	(24.1)%	(3.6)%
Used Vehicle Retail Sales	(15.8)%	(7.1)%
Used Wholesale Sales	(29.3)%	3.6%
Total Vehicle Sales (excluding Fleet)	(22.3)%	(4.1)%
Finance & Insurance Sales	(20.8)%	(3.1)%
Service, Body and Parts Sales	(0.3)%	4.0%
Total Sales (excluding Fleet)	(19.7)%	(3.2)%
Total Gross Profit (excluding Fleet)	(18.6)%	(4.4)%

LITHIA MOTORS, INC.
Balance Sheet Highlights (Dollars in Thousands)
Unaudited
	December 31, 2008	December 31, 2007
Cash & Cash Equivalents	$10,874	$21,665
Trade Receivables*	69,615	109,387
Inventory	422,812	601,759
Assets held for sale	161,423	23,807
Other Current Assets	31,828	21,920
Total Current Assets	696,552	778,538

Real Estate, net	284,088	363,391
Equipment & Other, net	62,188	98,355
Goodwill, net	-	311,527
Other Assets	90,631	74,924
Total Assets	$1,133,459	$1,626,735

Flooring Notes Payable	$337,700	$451,590
Liabilities held for sale	108,172	17,857
Current maturities of senior subordinated		-
convertible notes	42,500
Other Current Liabilities	108,656	115,644
Total Current Liabilities	597,028	585,091

Real Estate Debt	163,708	179,160
Other Long-Term Debt	101,476	276,335
Other Liabilities	22,904	77,937
Total Liabilities	$885,116	$1,118,523

Shareholders' Equity	248,343	508,212

Total Liabilities & Shareholders'
Equity	$1,133,459	$1,626,735

*Note: Includes contracts-in-transit of $27,799 and $48,474 for 2008 and 2007

Other Balance Sheet Data (Dollars in Thousands)

Current Ratio	1.2	x	1.3	x
LT Debt/Total Cap.
(Excludes Real Estate)	29%		35%
Working Capital	$99,524		$193,447
Book Value per Basic Share	12.41		26.02

The following table reconciles reported GAAP pretax income (loss) per the income statement to non GAAP pretax income (loss):

	Three Months Ended		Twelve months ended
	December 31,		December 31,
	2008	2007	2008	2007
Income (loss) from continuing operations before
income taxes - as reported	(1,470)	(451)	(290,851)	40,927
Add back: Goodwill and other asset impairment	-	-	301,000	-
Reduce by: Gain on convertible debt repurchases	(3,605)	-	(5,248)	-
Pretax income (loss) from continuing operations
- non-GAAP	(5,075)	(451)	4,901	40,927

Income (loss) from discontinued operations before
income taxes as reported	(5,221)	(5,632)	(85,435)	(3,295)
Add back: Goodwill and other asset impairment	2,934	2,230	70,063	5,923
Pretax loss from discontinued operations
- non-GAAP	(2,287)	(3,402)	(15,372)	2,628

Total Pretax income (loss) as reported	(6,691)	(6,083)	(376,286)	37,632
Add back: Goodwill and other asset impairment	2,934	2,230	371,063	5,923
Reduce by: Gain on convertible debt repurchases	(3,605)	-	(5,248)	-
Total Pretax income (loss) - non-GAAP	(7,362)	(3,853)	(10,471)	43,555

The following table reconciles reported GAAP income (loss) per the income statement to non GAAP income (loss):
	Three Months Ended		Twelve months ended
	December 31,		December 31,
	2008	2007	2008	2007
Income (loss) from continuing operations as reported	(419)	(409)	(199,148)	24,442
Add back: Goodwill and other asset impairment	-	-	204,752	-
Reduce by: Gain on convertible debt repurchases	(1,529)	-	(2,568)	-
Income (loss) from continuing operations - non-GAAP	(1,948)	(409)	3,036	24,442

Income (loss) from discontinued operations as reported	(3,859)	(4,297)	(53,438)	(2,893)
Add back: Goodwill and other asset impairment	784	2,502	43,540	4,719
Income (loss) from discontinued operations - non-GAAP	(3,075)	(1,795)	(9,898)	1,826

Net income (loss) as reported	(4,278)	(4,706)	(252,586)	21,549
Add back: Goodwill and other asset impairment	784	2,502	248,292	4,719
Reduce by: Gain on convertible debt repurchases	(1,529)	-	(2,568)	-
Net income (loss) - non-GAAP	(5,023)	(2,204)	(6,862)	26,268

The following table reconciles reported GAAP diluted earnings (loss) per share ("EPS") to non GAAP diluted earnings (loss) per share:

	Three Months Ended		Twelve months ended
	December 31,		December 31,
	2008	2007	2008	2007
Diluted net income per share from Continuing Operations
- as reported	(0.02)	(0.02)	(9.95)	1.19
Add back: Goodwill and other asset impairment	-	-	10.23	-
Reduce by: Gain on convertible debt repurchases	(0.08)	-	(0.13)	-
Diluted net income per share from Continuing Operations
- non-GAAP	(0.10)	(0.02)	0.15	1.19

Diluted net income per share from Discontinued Operations
as reported	(0.19)	(0.22)	(2.67)	(0.13)
Add back: Goodwill and other asset impairment	0.04	0.13	2.18	0.21
Diluted net income per share from Discontinued Operations
- non-GAAP	(0.15)	(0.09)	(0.49)	0.08

Diluted net income per share as reported	(0.21)	(0.24)	(12.62)	1.06
Add back: Goodwill and other asset impairment	0.04	0.13	12.41	0.21
Reduce by: Gain on convertible debt repurchases	(0.08)	-	(0.13)	-
Diluted net income per share - non-GAAP	(0.25)	(0.11)	(0.34)	1.27